UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2005

Cousins Properties Incorporated

(Exact name of registrant as specified in charter)

Georgia	58-0869052

(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

0-3576

(Commission File Number)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683

(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 955-2200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On May 2, 2005, Cousins Properties Incorporated (the “Company”) issued a press release containing information about the Company’s financial condition and results of operations for the quarter ended March 31, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1. A copy of the Company’s Quarterly Supplemental Information is attached hereto as Exhibit 99.2. The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits:

Exhibit Number	Description
99.1	Cousins Properties Incorporated Press Release dated May 2, 2005.

99.2	Cousins Properties Incorporated Supplemental Information for the Quarter Ended March 31, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2005	COUSINS PROPERTIES INCORPORATED

	By:	/s/ James A. Fleming
James A. Fleming
Executive Vice President and Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)